UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 1, 2020

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Introduction

To add to its potential sources of liquidity, and to provide additional financial flexibility due to uncertain market conditions arising from the impact of the COVID-19 pandemic, Ross Stores, Inc. (the “Company”) entered into a new, unsecured 364-Day Credit Agreement (the “364-Day Credit Facility”) on May 1, 2020 (the “Effective Date”), with the lenders named therein, and Bank of America, N.A., as Administrative Agent, providing the Company with up to $500,000,000 in additional borrowing availability, on terms and conditions as described below. Concurrently with entering into the new credit facility, the Company entered into a First Amendment to Amended and Restated Credit Agreement (the “Amendment to Existing Credit Facility”) to amend certain of the financial covenants and other provisions of the Amended and Restated Credit Agreement (the “Existing Credit Facility”) entered into as of July 1, 2019 among the Company, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, Wells Fargo Bank, National Association as an L/C Issuer, and JPMorgan Chase Bank, N.A. as an L/C Issuer.

364-Day Credit Agreement

The 364-Day Credit Facility allows the Company to borrow up to an aggregate principal amount of $500,000,000 at any time outstanding, on a revolving credit basis, at interest rates depending on the Company’s long-term debt credit rating as follows: (1) “Eurodollar Rate Loans” bear interest at a variable rate per annum equal to the London inter-bank offered rate (with a minimum rate of 0.75%) plus a margin of between 175 and 250 basis points; and (2) “Base Rate Loans” bear interest at a variable rate per annum equal to the highest of (a) the federal funds rate (as then published by the Federal Reserve Bank of New York) plus 0.5%, (b) Bank of America’s “prime rate” (as then publicly announced), and (c) the Eurodollar Rate (as defined in the 364-Day Credit Facility) plus 1.0%, in each case plus a margin of between 75 and 150 basis points. In addition, the Company is required to pay a per annum commitment fee of between 25 and 40 basis points (depending on the Company’s long-term debt credit rating) based on the aggregate unfunded commitments under the 364-Day Credit Facility.

The 364-Day Credit Facility includes customary conditions to credit extensions, and requires the Company, after giving pro forma effect to any credit extensions and the application of the proceeds thereof, to have unrestricted cash and cash equivalents not in excess of $1 billion.

The 364-Day Credit Facility contains other customary covenants, including:

•a Consolidated Adjusted Debt to EBITDAR ratio of no less than 4.50 to 1.00 for the period ending January 30, 2021 (determined based on the Consolidated EBITDAR for the fiscal quarter ending January 30, 2021, multiplied by four);
•a minimum liquidity requirement for the Company to maintain at least $800 million in the aggregate of (a) unrestricted cash and cash equivalents and (b) borrowing availability under the 364-Day Credit Facility and the Existing Credit Facility;
•restrictions on indebtedness of the Company and its subsidiaries, with a $50 million limit on subsidiary indebtedness;
•limitations on liens, with a general lien restriction of $50 million and a limitation on subsidiary liens of $50 million; and
•restrictions on repurchases of Company stock, with exceptions for certain financing transactions and for share repurchases relating to equity compensation (including for tax withholding).

It also contains customary events of default. If an event of default occurs, then the Administrative Agent may terminate the commitments under the 364-Day Credit Facility, and may accelerate any outstanding loans, to the extent permitted in the 364-Day Credit Facility.

On the Effective Date, no borrowings are outstanding under the 364-Day Credit Facility.

Amendment to Existing Credit Facility

The Amendment to Existing Credit Facility, among other things, amends the financial covenants in the Existing Credit Facility, in a manner consistent with the corresponding covenants in the 364-Day Credit Facility, including:

•removal of the Consolidated Adjusted Debt to EBITDAR Ratio test for periods prior to the fiscal quarter ending January 30, 2021;
•beginning with the fiscal quarter ending January 30, 2021, a Consolidated Adjusted Debt to EBITDAR ratio, initially requiring a ratio of no less than 4:50:1.00, declining to 3.50:1.00 for fiscal quarters ending April 29, 2023 and thereafter (with Consolidated EBITDAR determined based upon an annualization of Consolidated EBITDAR during the first three fiscal quarters ending on and after January 30, 2021);
•while the 364-Day Credit Facility remains in effect (and until the Company provides certification of its compliance with financial covenants for the quarter ending January 30, 2021), the same minimum liquidity covenant as is required under the 364-Day Credit Facility; and
•restrictions on indebtedness of the Company and its subsidiaries, with a $50 million limit on subsidiary indebtedness.

The Existing Credit Facility is otherwise further described in Note D of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K, filed on March 31, 2020, which description is incorporated by reference herein. That description is also qualified by reference to the full text of the Existing Credit Facility, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on September 11, 2019.

The foregoing descriptions of the 364-Day Credit Facility and the Amendment to Existing Credit Facility are qualified in their entirety by reference to the complete terms and conditions of the 364-Day Credit Facility and the Amendment to Existing Credit Facility, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended May 2, 2020.

Many of the lenders under the 364-Day Credit Facility and the Existing Credit Facility have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and is subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, in March 2020, the Company borrowed $800 million in principal amount under the Existing Credit Facility, which bears interest at 1.61% (based on LIBOR plus 0.75% at time of borrowing), to add to its cash balances in order to provide enhanced financial flexibility due to uncertain market conditions arising from the impact of the COVID-19 pandemic. The terms and conditions of the Existing Credit Facility and of the Company’s obligations thereunder are amended and supplemented by the terms of the Amendment to Existing Credit Facility as described in Item 1.01 above, which are incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2020

ROSS STORES, INC
Registrant

By: /s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

4